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                              [LETTERHEAD]



                    INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of Tamarack Lenders Corporation on Form S-1 of our report dated February 10, 1998 appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                   /s/ Cheshier & Fuller, L.L.P.
                                   --------------------------------------
                                   CHESHIER & FULLER, L.L.P.

Dallas, Texas
March 5, 1998